UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2005

Borden Chemical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

I-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 14, 2005, Borden Chemical, Inc. announced that it entered into an employment agreement with Sarah R. Coffin on January 21, 2005 memorializing the terms of her employment as Executive Vice President of the Company. The terms provide for a base salary of $250,000, participation in the 2005 Management Incentive Plan, participation in an equity purchase program and four weeks paid vacation. Ms. Coffin is also entitled to receive an executive perquisite payment of $25,000 and a signing bonus of $20,000, both to be paid following the first 30 days of her employment. Ms. Coffin will be eligible to participate in the Company’s standard benefit programs in addition to the executive relocation program. To assist with her relocation to Columbus, the Company has agreed to pay Ms. Coffin up to $50,000 (grossed-up for taxes) on any shortfall in the sale of her home against its appraised value, the cost of the lesser of two mortgage payments, if any, from July through September, and to provide 60 days of temporary housing. A copy of the press release, which is incorporated herein by reference, and the agreement are provided as exhibits to this Current Report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 3, 2005, the Board of Directors of the Company elected Ms. Sarah R. Coffin an Executive Vice President effective February 14, 2005. A description of her employment terms is set forth in Item 1.01 and a copy of her employment agreement dated January 21, 2005 is filed as Exhibit 10 to this Current Report.

Ms. Coffin, age 52, joins the Company from Seaman Corporation where she has held the position of Vice President Sales and Marketing since May 31, 2004. From August, 2002 to March, 2003 Ms. Coffin was Senior Vice President Global Sourcing, Human Resources and Information Technology of Noveon, Inc., a global producer of performance polymer systems and adhesives. From 1998 to 2002, she was Group President Specialty Plastics and Polymer Additives, Senior Vice President and General Manager Performance Coatings with BF Goodrich Performance Materials Company/Noveon, Inc. She is a director of SPX Corporation.

Item 9.01 Financial Statements and Exhibits

( c )	Exhibits

10	Terms of Employment dated January 21, 2005 between Borden Chemical, Inc. and Sarah R. Coffin.

99	Press Release dated February 14, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORDEN CHEMICAL, INC.

Date: February 14, 2005

	By:	/s/ William H. Carter
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10	Terms of Employment dated January 21, 2005 between Borden Chemical, Inc. and Sarah R. Coffin.

99	Press Release dated February 14, 2005